UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

         Date of report (Date of earliest event reported) April 30, 2003

                             STAR GAS PARTNERS, L.P.
             -------------------------------------------------------
             (Exact name of registrant as specified in its charter)

       Delaware                         33-98490                 06-1437793
----------------------------     -----------------------    --------------------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
    of incorporation)                                        Identification No.)


          2187 Atlantic Street, Stamford, CT                  06902
        ----------------------------------------           ----------
        (Address of principal executive offices)           (Zip Code)


          Registrant's telephone number, including area code (203) 328-7310
                                                             --------------


                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
Exhibit 99.1  A copy of the Press Release dated April 30, 2003

ITEM 9. REGULATION FD DISCLOSURE

The following information is being provided under Item 12:

On April 30, 2003, Star Gas Partners, L.P., a Delaware partnership (the "Partnership"), issued an earnings release describing results of operations for its fiscal six and three month periods ended March 31, 2002 and March 31, 2003. A copy of the Partnership's Press Release has been furnished as Exhibit 99.1 to this Current Report.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          STAR GAS PARTNERS, L.P.
                                          By: Star Gas LLC (General Partner)


                                          By:  /s/ James Bottiglieri
                                             -----------------------
                                          Name:  James Bottiglieri
                                          Title: Vice President
                                          Date:  April 30, 2003